AMENDMENT NO. 2 AND WAIVER TO LOAN AGREEMENT


         AMENDMENT NO. 2 AND WAIVER TO LOAN AGREEMENT (this "Second Amendment"), made and executed this 10th day of January, 2000, by and between:

         OMEGA WORLDWIDE, INC., a Maryland corporation (the "Borrower");

         The Banks that have executed the signature pages hereto (individually, a "Bank" and collectively, the "Banks"); and

         FLEET BANK, N.A., a national banking association, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").


                             PRELIMINARY STATEMENTS

         (A) The Borrower has entered into a certain Loan Agreement dated November 20, 1998, as amended by Amendment No. 1 to Loan Agreement dated October 22, 1999, effective as of August 18, 1999 (as so amended, hereinafter referred to as the "Loan Agreement") with the Agent and the Banks; and

         (B) The Borrower has requested that the Banks and the Agent waive a certain Event of Default under, and amend certain provisions of, the Loan Agreement, and the Banks and the Agent are willing to do so, all on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

         1.       Definitions.      Capitalized  terms used but not otherwise
defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2. Certain Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

                  2.1. The definition of "Total Commitment" appearing in Article 1 is amended by deleting the amount "Twenty-Five Million ($25,000,000) Dollars" and substituting therefor the amount "Twenty Million ($20,000,000) Dollars".

                  2.2. The phrase "the amount set forth opposite such Bank's name on the signature pages hereof" appearing in the definition of the term "Revolving Credit Commitment" in Article 1 of the Loan Agreement shall be deemed to refer to the amounts set forth opposite each Bank's name on the signature pages hereto.

         3. Waiver. The Borrower has advised the Agent of the occurrence of an Event of Default under Section 8.11 of the Loan Agreement as a result of the failure by Omega to maintain an investment grade Rating from at least two of the three Ratings Agencies.

                  The Banks and the Agent hereby waive non-compliance by Omega of Section 8.11 of the Loan Agreement for the period commencing December 29, 1999 through and including March 17, 2000; provided, however, the waiver granted herein is limited to the matter expressly stated above and shall not be deemed to be a waiver of any future violations of Section 8.11 after March 17, 2000 or a waiver of any violation of any other provisions of the Loan Agreement.

         4. Representations and Warranties. In order to induce the Banks and the Agent to enter into this Second Amendment, each of the Loan Parties hereby represents and warrants to the Banks and the Agent that:

                  4.1 No Default. After giving effect to this Second Amendment, no Default or Event of Default shall have occurred or be continuing.

                  4.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Second Amendment, each and every one of the representations and warranties set forth in the Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for changes in the ordinary course of business which are not prohibited by the Loan Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

                  4.3 Authority; Enforceability. (i) The execution, delivery and performance by each Loan Party of this Second Amendment are within its organizational powers and have been duly authorized by all necessary action
(corporate  or  otherwise)  on the part of each Loan  Party,  (ii)  this  Second
Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and (iii) this Second Amendment and the execution, delivery and performance by each Loan Party thereof does not: (A) contravene the terms of any Loan Party's organization documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree to which any Loan Party or its property is subject, or (C) violate any requirement of law.

         5.       Reference to and Effect Upon the Loan Agreement.

                  5.1 Effect. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

                  5.2 No Waiver; References. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this Second Amendment, each reference in:

                           (i)      the Loan  Agreement  to "this  Agreement",
"hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby;

                           (ii) the other Loan Documents to the "Loan Agreement"
shall mean and be a reference to the Loan
Agreement as amended hereby; and

                           (iii)  the Loan  Documents  to the  "Loan  Documents"
shall be deemed to include this Second Amendment.

         6.       Miscellaneous.

                  6.1 Expenses. The Loan Parties agree to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Second Amendment.

                  6.2. Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  6.3 Successors. This Second Amendment shall be binding upon the Loan Parties, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Loan Parties, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

                  6.4 Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              OMEGA WORLDWIDE, INC.


                                          By  /s/ Edward C. Noble
                                              -------------------
                                                             Title



Revolving Credit Commitment:                FLEET BANK, N.A., as Agent and as
                                                        a Bank
  $12,000,000

                                             By  /s/ Christian Covello
                                                 ----------------------
                                                                  Title


Revolving Credit Commitment:                HARRIS TRUST AND SAVINGS BANK

  $8,000,000
                                             By   /s/ Kirby M. Law
                                                  -----------------
                                                              Title


Agreed to and Accepted:

OMEGA HEALTHCARE INVESTORS, INC.


By  /s/ David A. Stover
    -------------------
                  Title